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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

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                                    Form 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 10, 1996
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                             ARCO CHEMICAL COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                1-9678                            51-0104393
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         (Commission File Number)       (IRS Employer Identification No.)



    3801 West Chester Pike, Newtown Square, Pennsylvania  19073-2387
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         (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (610)359-2000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On October 10, 1996, ARCO Chemical Company (the "Company") announced that it reached an agreement to purchase Olin Corporation's toluene diisocyanate ("TDI") and aliphatic diisocyanate ("ADI") businesses for $565 million. As part of the transaction, the Company will acquire Olin's TDI and ADI facilities at Lake Charles, Louisiana, and certain other assets including patents and process technologies. See copy of the Company's Press Release which is filed as Exhibit 99 to this Report.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press Release, dated October 10, 1996.

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                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARCO CHEMICAL COMPANY



                                            /s/ John A. Shaw
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                                            John A. Shaw
                                            Vice President
                                            and Controller



October 24, 1996

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                                 EXHIBIT INDEX



Exhibit
Number                          Description
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 99               Press Release, dated October 10, 1996